18. Allocation of profits	12 Months Ended
Dec. 31, 2017
Allocation Of Profits
Allocation of profits

Clause 7.4 of the Adjustment Agreement provided that during the Transition period the Company could not distribute dividends without the Regulatory Entity’s prior authorization. This transition period ended on January 31, 2017 with the implementation of the RTI, ENRE Resolution No. 63/17. Therefore, in the Company’s opinion there exists no regulatory restriction on the distribution of dividends.

If the Company’s Level of Indebtedness were higher than 3, the negative covenants included in the Corporate Notes program, which establish, among other issues, the Company’s impossibility to make certain payments, such as dividends, would apply. At the date of issuance of these financial statements, the Company's level of indebtedness is 1.43.